Exhibit 32.2

PET AIRWAYS, INC

CERTIFICATION PURSUANT TO SECTION 906

OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report on Form 10-K of Pet Airways, Inc. (the “Company”) for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Warner, the Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this certificate as of this 28th day of March 2011.

/s/ Andrew Warner
Andrew Warner
Chief Financial Officer